EXHIBIT 32

DILIGENT CAPITAL HOLDINGS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of DILIGENT CAPITAL HOLDINGS, INC. (the Company) on Form 10-Q for the period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven Mitcham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Steven Mitcham and will be retained by DILIGENT CAPITAL HOLDINGS, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 10, 2023

By:	/s/ Steven D. Mitcham
Steven D. Mitcham
CEO
(Principal Executive Officer)